UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MOUNTAIN CREST ACQUISITION CORP. III

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MOUNTAIN CREST ACQUISITION CORP. III

311 West 43rd Street, 12th Floor

New York, New York 10036

SUPPLEMENT TO THE

DEFINITIVE PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, FEBRUARY 7, 2023 AT 10:30 A.M.

On or about January 18, 2023, we mailed to you a definitive proxy statement (the “Definitive Proxy Statement”) relating to a special meeting of our stockholders to be held on February 7, 2023 for the purpose of considering and voting on, among other things, a proposal to approve the Agreement and Plan of Merger, dated as of January 27, 2022, as amended on June 7, 2022 and October 17, 2022 (the “Merger Agreement”), by and among Mountain Crest Acquisition Corp. III (“MCAE”), ETAO International Group, a Cayman Islands exempted company (the “ETAO”), ETAO International Co., Ltd., a Cayman Islands exempted company, ETAO Merger Sub, Inc., a Cayman Islands exempted company (“Merger Sub”) and Wensheng Liu, in his capacity as the Company’s Shareholders’ Representative to consummate the business combination transaction between MCAE and ETAO (the “Business Combination”).

This proxy supplement, dated February 1, 2023 (the “Supplement”) revises and updates certain information that was provided in the Definitive Proxy Statement, and contains additional information for your consideration in voting on the approval of the Merger Agreement. We urge you to read this Supplement carefully and in its entirety. We also encourage you, if you have not done so already, to review the Definitive Proxy Statement.

In connection with the closing of the Business Combination, which is expected to take place following the Special Meeting, in addition to raising capital through the sale of equity in a private placement, MCAE and ETAO are also investigating and considering to raise capital though an equity line of credit and/or a convertible note. In the event the MCAE or ETAO enter into any such financing arrangement, MCAE shall file the appropriate disclosure document under applicable rules. MCAE and ETAO cannot guarantee that their efforts to raise additional capital will be successful.

MCAE and ETAO may also enter into a non-redemption agreement, backstop agreement or forward purchase agreement with a third party, however there can be no guarantee that MCAE’s and ETAO’s efforts to enter into a non-redemption agreement, backstop agreement or forward purchase agreement with a third party will be successful.

The date, time and place of the Special Meeting of our stockholders remains the same and are as follows: Thursday, February 7, 2023 at 10:30 a.m., Eastern Time virtually via the following website https://www.cstproxy.com/mcacquisitionIII/2023. The December 30, 2022 record date for the Special Meeting has not changed.

Except as amended or supplemented by the information contained in this Supplement, all information set forth in the Definitive Proxy Statement continues to apply and should be considered in voting your shares.

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Forward-Looking Statements

This Supplement contains forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements about the parties’ ability to close the proposed Business Combination, the anticipated benefits of the proposed Business Combination, and the financial condition, results of operations, earnings outlook and prospects of MCAE and/or ETAO and may include statements for the period following the consummation of the proposed Business Combination. In addition, any statements that refer to projections (including EBITDA, adjusted EBITDA, EBITDA margin and revenue projections), forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of MCAE and ETAO, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including: risks related to the ability to complete the proposed business combination due to the failure to obtain approval from MCAE shareholders or satisfy other closing conditions in the definitive merger agreement; the amount of any redemptions by existing holders of MCAE’s common stock; the ability to recognize the anticipated benefits of the business combination, and other risks and uncertainties included under the header “Risk Factors” in the Definitive Proxy Statement.

You should not place undue reliance on these forward-looking statements in deciding how to grant your proxy or instruct how your vote should be cast or vote your shares on the proposals set forth in the Definitive Proxy Statement. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward- looking statements. Some factors that could cause the Combined Entity’s actual results to differ include:

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination;

•	the outcome of any legal proceedings that may be instituted against MCAE, ETAO or others following announcement of the Business Combination and the transactions contemplated therein;

•	the inability to complete the transactions contemplated by the Business Combination due to the failure to obtain approval of the shareholders of MCAE or ETAO or other conditions to closing in the Business Combination;

•	the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the Business Combination;

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•	the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, the ability of the Combined Entity to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees;

•	costs related to the proposed Business Combination;

•	the possibility that MCAE or ETAO may be adversely impacted by other economic, business, and/or competitive factors;

•	future exchange and interest rates; and

•	other risks and uncertainties indicated in the Definitive Proxy Statement, including those under “Risk Factors” therein.

Additional Information and Where to Find It

In connection with the Business Combination, MCAE and ETAO have filed relevant materials with the SEC, including the registration statement on Form F-4, which was declared effective by the SEC on January 18, 2023 and the Definitive Proxy Statement. MCAE’s stockholders and ETAO’s stockholders and other interested persons are advised to read the Definitive Proxy Statement together with this Supplement, other supplements thereto and documents incorporated by reference therein filed in connection with the Business Combination, as these materials contain important information about MCAE, ETAO and the Business Combination. MCAE has mailed the Definitive Proxy Statement, and other relevant documents to its stockholders of record as of the close of business on December 30, 2022, the record date established for voting on the Business Combination. Before making any voting or investment decision, investors and stockholders of MCAE are urged to carefully read the entire Definitive Proxy Statement, this Supplement and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the Business Combination. The documents filed by MCAE and ETAO with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Participants in the Solicitation

MCAE and its directors and executive officers may be deemed participants in the solicitation of proxies from its stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in MCAE and their ownership of MCAE securities are included in the Definitive Proxy Statement at www.sec.gov. Other information regarding the interests of the participants in the proxy solicitation is included in the Definitive Proxy Statement. These documents can be obtained free of charge from the source indicated above. ETAO and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of ETAO in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination are included in the Definitive Proxy Statement. These documents can be obtained free of charge from the source indicated above.

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